BMC STOCK HOLDINGS, INC. RELEASES NEW INVESTOR PRESENTATION

Highlights the Company’s Value Creation and Growth Strategy

ATLANTA, GA, December 9, 2015 - BMC Stock Holdings, Inc. (NASDAQ: STCK) (the “Company), a leading building materials and solutions provider to professional contractors, today posted its new investor presentation on the “Investor Relations” section of the Company’s website: http://ir.bmcstock.com.

The presentation highlights the Company’s strategy to create shareholder value by driving profitable growth. Key highlights of the newly combined Company include:

•	Market leadership position with national scale and local expertise in a highly fragmented industry with significant expansion opportunities;

•	Differentiated, value-added product and service capabilities such as its proprietary Ready-Frame® and eBusiness platform to accelerate profitable growth;

•	Low cost, high service integrated supply chain and diverse customer base;

•	Flexible capital structure to support efficient new market entry and growth opportunities;

•	Significant anticipated cost synergy potential of $30 million to $40 million annually within two

•	years; and

•	Seasoned leadership team committed to executing the Company’s strategic initiatives

Peter Alexander, President and Chief Executive Officer of the company, said, “BMC Stock is a uniquely positioned business and our team is laser-focused on providing our customers with proactive, high-touch service and deep industry expertise that will allow us to drive profitable growth.”

This presentation was also furnished in a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on December 9, 2015.

About BMC Stock Holdings, Inc.
Headquartered in Atlanta, Georgia, BMC Stock is one of the nation’s leading providers of diversified building products and services to professional builders and contractors in the residential housing market. The Company’s comprehensive portfolio of products and services spans building materials, including millwork and structural component manufacturing capabilities, consultative showrooms and design centers, value-added installation management and an innovative eBusiness platform capable of supporting all of the Company’s customers’ needs. The Company serves 42 metropolitan areas across 17 states, principally in the fast-growing South and West regions.

Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation may include, without limitation, statements regarding sales growth, price changes, earnings performance, strategic direction and the demand for our products. Forward-looking statements are typically identified by words or phrases such as “may,” “might,” “predict,” “future,” “seek to,” “assume,” “goal,” “objective,” “continue,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “guidance,” “possible,” “predict,” “propose,” “potential” and “forecast,” or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which are outside the Company’s control. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement, therefore investors and shareholders should not place undue reliance on such statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the recently completed merger with Building Materials Holding Corporation (“BMC”), including future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the BMC business will not be integrated successfully or that such integration will take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; changes in the markets for the Company’s business segments; unanticipated downturns in business relationships with customers; competitive pressures on the combined company’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 2, 2015, the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2015, and our subsequent filings with the SEC. All such factors are difficult to predict and are beyond the Company’s control. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact
BMC Stock Holdings, Inc.
Mark Necaise
(919) 431-1021

Media Relations Contact
Joele Frank, Wilkinson Brimmer Katcher
Michael Freitag / Sharon Stern / Leigh Parrish
(212) 355-4449